                                                                    EXHIBIT 23.2


                   CONSENT TO INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement.

                                                  /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
February 25, 1998